Summary Prospectus

KraneShares MSCI All China Index ETF
(formerly, KraneShares Ftse Emerging Markets Plus ETF)

Principal Listing Exchange for the Fund: NYSE Arca, Inc.

Ticker Symbol: KALL

August 1, 2019

Before you invest, you may want to review the Fund’s Prospectus, which contains more information about the Fund and its risks. You can find the Fund’s Prospectus, Statement of Additional Information, recent reports to shareholders, and other information about the Fund online at www.kraneshares.com. You can also get this information at no cost by calling 1-855-857-2638, by sending an e-mail request to KraneFunds@seic.com or by asking any financial intermediary that offers shares of the Fund. The Fund’s Prospectus and Statement of Additional Information, each dated August 1, 2019, as each may be amended or supplemented from time to time, and recent reports to shareholders, are incorporated by reference into this Summary Prospectus and may be obtained, free of charge, at the website, phone number or email address noted above.

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from the Fund (if you hold your Fund shares directly with the Fund) or from your financial intermediary, such as a broker-dealer or bank (if you hold your Fund shares through a financial intermediary). Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. If you hold your Fund shares directly with the Fund, you may elect to receive shareholder reports and other communications electronically from the Fund by contacting the Fund at 855-857-2638 or, if you hold your Fund shares through a financial intermediary, by contacting your financial intermediary.

You may elect to receive all future reports in paper free of charge. If you hold your Fund shares directly with the Fund, you can inform the Fund that you wish to continue receiving paper copies of your shareholder reports at 855-857-2638 or, if you hold your Fund shares through a financial intermediary, by contacting your financial intermediary. Your election to receive reports in paper will apply to all of the KraneShares Funds you hold directly with series of the Trust or through your financial intermediary, as applicable.

KraneShares MSCI All China Index ETF | Summary Prospectus

Investment Objective

The KraneShares MSCI All China Index ETF (the “Fund”) seeks to provide investment results that, before fees and expenses, correspond to the price and yield performance of a specific foreign equity securities index. The Fund’s current index is the MSCI China All Shares Index (the “Underlying Index”).

Fees and Expenses of the Fund

The following table describes the fees and expenses you may pay if you buy and hold shares of the Fund. The table and Example below do not include the brokerage commissions or bid-ask spread that you may pay when purchasing or selling shares of the Fund.

Shareholder Fees (fees paid directly from your investment)	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.68%
Distribution and/or Service (12b-1) Fees*	0.00%
Acquired Fund Fees and Expenses**	0.17%
Other Expenses**	0.01%
Total Annual Fund Operating Expenses	0.86%
Fee Waivers***	-0.37%
Total Annual Fund Operating Expenses After Fee Waivers	0.49%

*       Pursuant to a Distribution Plan, the Fund may bear a Rule 12b-1 fee not to exceed 0.25% per year of the Fund’s average daily net assets. However, no such fee is currently paid by the Fund, and the Board of Trustees has not currently approved the commencement of any payments under the Distribution Plan.

**     The expense information in the table has been restated based on estimated amounts for the current fiscal year.

***   Effective April 12, 2019, the Fund’s adviser, Krane Funds Advisors, LLC (“Krane” or “Adviser”), has contractually agreed to waive its advisory fee by 0.20% of the Fund’s average daily net assets and its management fee in the amount of any Acquired Fund Fees and Expenses incurred by the Fund that are attributable to the Fund’s investment in the KraneShares Bosera MSCI China A Share ETF (“Fee Waivers”). These Fee Waivers will continue until August 1, 2020, and may only be terminated prior thereto by the Board.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same, except that it reflects the Fee Waivers for the period described above. Although your actual costs may be higher or lower, based on these assumptions, whether you do or do not sell your shares, your costs would be:

1 Year	3 Years	5 Years	10 Years
$50	$237	$440	$1,027

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not

KraneShares MSCI All China Index ETF | Summary Prospectus

reflected in the Annual Fund Operating Expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 62% of the average value of its portfolio. This rate excludes the value of portfolio securities received or delivered as a result of in-kind creations or redemptions of the Fund’s shares.

Principal Investment Strategies

Under normal circumstances, the Fund will invest at least 80% of its total assets in components of the Underlying Index, in depositary receipts, including American depositary receipts (“ADRs”), representing such components, and investment companies (such as the KraneShares Bosera MSCI China A Share ETF (the “Underlying Fund”)) that seek to track the performance of a subset of the Underlying Index or of an index highly correlated to a portion of the Underlying Index. The Underlying Index is a free float adjusted market capitalization weighted index (subject to the modifications described below) designed to track the performance of Chinese exchange-listed equity securities. The securities eligible for inclusion in the Underlying Index include all types of publicly issued shares of Chinese issuers, such as A-Shares, B-Shares, H-Shares, P-Chips and Red Chips, which are described below. The issuers included in the Underlying Index may include mid-cap and large-cap companies.

Currently, the Fund plans to achieve its investment objective, in part, by investing a portion of its assets in the Underlying Fund. The Underlying Fund seeks to provide investment results that, before fees and expenses, correspond to the price and yield performance of an index that is highly correlated to a portion of the Underlying Index.

To determine the investable universe of Chinese equity securities for the Underlying Index, the index provider, MSCI, Inc. (“Index Provider”), applies investibility screens to individual securities based on the MSCI Global Investable Market Indexes Methodology, along with MSCI’s investability and minimum size criteria for emerging markets. The Underlying Index is weighted according to each component’s free-float adjusted market capitalization, which is calculated based on the component’s price multiplied by its Foreign Inclusion Factor (“FIF”). The FIF of a security is defined as the proportion of shares outstanding that is available for investment in the public equity markets by foreign investors. For China A-Shares, an FIF of 100% is applied to their free-float adjusted market capitalization for calculating their final weight in the Underlying Index, which may be different from other foreign indices.

The Fund may invest up to 20% of its assets in instruments that are not included in the Underlying Index, but that Krane believes will help the Fund track the Underlying Index. These investments may include equity securities and depositary receipts of issuers whose securities are not components of the Underlying Index, derivative instruments (including swaps, futures, forwards, structured notes and options), other investment companies (including exchange traded funds or “ETFs”) and cash or cash equivalents (including money market funds). The other investment companies in which the Fund may invest may be advised, sponsored or otherwise serviced by Krane and/or its affiliates. The Fund will not purchase shares of a foreign investment company if it would cause the Fund to (i) own more than 3% of such investment company’s voting shares; (ii) invest more than 5% of its total assets in such investment company; or (iii) invest more than 10% of its total assets in foreign investment companies.

KraneShares MSCI All China Index ETF | Summary Prospectus

The following China-related securities may be included in the Underlying Index and/or represent investments of the Fund:

●   China A-Shares, which are shares of companies incorporated in mainland China that are traded on the Chinese exchanges and denominated in domestic renminbi. China A-Shares are primarily purchased and sold in the domestic Chinese market. To the extent the Fund invests in China A-Shares, it expects to do so through the trading and clearing facilities of a participating exchange located outside of mainland China (“Stock Connect Programs”). A Renminbi Qualified Foreign Institutional Investor (“RQFII”) or Qualified Foreign Institutional Investor (“QFII”) license may also be acquired to invest directly in China A-Shares.

●   China B Shares, which are shares of companies listed on the Shanghai or Shenzhen Stock Exchange but quoted and traded in foreign currencies (such as Hong Kong Dollars or U.S. Dollars), which were primarily created for trading by foreign investors.

●   China H Shares, which are shares of companies incorporated in mainland China and listed on the Hong Kong Stock Exchange (“H-Shares”), where they are traded in Hong Kong dollars and may be traded by foreign investors.

●   China N Shares, which are shares of companies with business operations in mainland China and listed on an American stock exchange, such as NYSE or NASDAQ (“N-Shares”).

●   P-Chips, which are shares of private sector companies with a majority of their business operations in mainland China and controlling private Chinese shareholders, which are incorporated outside of mainland China and traded on the Hong Kong Stock Exchange in Hong Kong dollars.

●   Red Chips, which are shares of companies with a majority of their business operations in mainland China and controlled by the central, provincial or municipal governments of the PRC, whose shares are traded on the Hong Kong Stock Exchange in Hong Kong dollars.

●   S-Chips, which are shares of companies with business operations in mainland China and listed on the Singapore Exchange. S-Chip shares may be issued by companies incorporated anywhere, but many are registered in Singapore, the British Virgin Islands, the Cayman Islands, or Bermuda.

Although the Fund reserves the right to replicate (or hold all components of) the Underlying Index, the Fund expects to use representative sampling to track the Underlying Index. “Representative sampling” is a strategy that involves investing in a representative sample of securities that collectively have an investment profile similar to the Underlying Index.

As of May 31, 2019, the Underlying Index included 693 securities of companies with a market capitalization range of approximately $494 million to $237.5 billion and an average market capitalization of approximately $3.74 billion.

To the extent the Underlying Index is concentrated in a particular industry, the Fund is expected to be concentrated in that industry. As of May 31, 2019, issuers in the Financials sector (24.71%) and Consumer Discretionary sector (16.78%) represented significant portions of the Underlying Index. The Underlying Index is rebalanced quarterly.

The Fund may engage in securities lending.

KraneShares MSCI All China Index ETF | Summary Prospectus

Principal Risks

As with all ETFs, a shareholder of the Fund is subject to the risk that his or her investment could lose money. The Fund may not achieve its investment objective and an investment in the Fund is not by itself a complete or balanced investment program. An investment in the Fund is not a deposit with a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. An investment in the Fund involves the risk of total loss. In addition to these risks, the Fund (and the underlying funds in which the Fund may invest, as appropriate, which will also affect the Fund) is subject to a number of additional principal risks that may affect the value of its shares, including:

China Risk.  The Chinese economy is generally considered an emerging market and can be significantly affected by economic and political conditions in China and surrounding Asian countries. In addition, the Chinese economy is export-driven and highly reliant on trade. A downturn in the economies of China’s primary trading partners could slow or eliminate the growth of the Chinese economy and adversely impact the Fund’s investments. The Chinese government strictly regulates the payment of foreign currency denominated obligations and sets monetary policy. The Chinese government may introduce new laws and regulations that could have an adverse effect on the Fund. Although China has begun the process of privatizing certain sectors of its economy, privatized entities may lose money and/or be re-nationalized.

In the Chinese securities markets, a small number of issuers may represent a large portion of the entire market. The Chinese securities markets are subject to more frequent trading halts, low trading volume and price volatility. Further, the Chinese economy is heavily dependent upon trading with key partners. Recent developments in relations between the United States and China have heightened concerns of increased tariffs and restrictions on trade between the two countries. An increase in tariffs or trade restrictions, or even the threat of such developments, could lead to a significant reduction in international trade, which could have a negative impact on China’s export industry and a commensurately negative impact on the Fund.

In recent years, Chinese entities have incurred significant levels of debt and Chinese financial institutions currently hold relatively large amounts of non-performing debt. Thus, there exists a possibility that widespread defaults could occur, which could trigger a financial crisis, freeze Chinese debt and finance markets and make Chinese securities illiquid.

A-Shares Risk.  A-Shares are issued by companies incorporated in mainland China and are traded on Chinese exchanges. Investments in A-Shares are made available to domestic Chinese investors and certain foreign investors, including those who have been approved as a QFII or a RQFII and through the Stock Connect Programs, which currently include the Shanghai-Hong Kong Stock Connect, Shenzhen-Hong Kong Stock Connect, Shanghai-London Stock Connect, and China-Japan Stock Connect. Investments by foreign investors in A-Shares are subject to various restrictions, regulations and limits. The Fund currently intends to gain exposure to A-Shares through the Stock Connect Programs or through the Underlying Fund. The Fund may also gain exposure to A-Shares by investing in investments that provide exposure to A-Shares, such as other investment companies, or Krane may acquire a QFII or RQFII license to invest in A-Shares for the Fund. Investments in A-Shares are heavily regulated and the recoupment and repatriation of assets invested in A-Shares is subject to restrictions by the Chinese government. A-Shares may be subject to frequent and widespread trading halts and may become illiquid. This could cause volatility in the Fund’s share price and subject the Fund to a greater risk of trading halts.

KraneShares MSCI All China Index ETF | Summary Prospectus

Custody Risks.  In accordance with Chinese regulations and the terms of a QFII or RQFII license, as applicable, and insofar as Krane acquires a QFII or RQFII license, A-Shares will be held in the joint names of the Fund and Krane. While Krane may not use such an account for any purpose other than for maintaining the Fund’s assets, the Fund’s assets may not be as well protected as they would be if it were possible for them to be registered and held solely in the name of the Fund. There is a risk that creditors of Krane may assert that the securities are owned by Krane and that regulatory actions taken against Krane may affect the Fund. The risk is particularly acute in the case of cash deposited with a People’s Republic of China (“PRC”) sub-custodian (“PRC Custodian”) because it may not be segregated, and it may be treated as a debt owing from the PRC Custodian to the Fund as a depositor. Thus, in the event of a PRC Custodian bankruptcy, liquidation, or similar event, the Fund may face difficulties and/or encounter delays in recovering its cash.

Tax Risk.  Per a circular (Caishui [2014] 79), the Fund is temporarily exempt from the Chinese tax on capital gains (“CGT”) on trading in A-Shares as a QFII or RQFII or the Shanghai Stock Exchange through the Shanghai-Hong Kong Stock Connect as of November 17, 2014, and the Shenzhen Stock Exchange through the Shenzhen-Hong Kong Stock Connect as of December 5, 2016. There is no indication as to how long the temporary exemption will remain in effect. Accordingly, the Fund may be subject to such taxes in the future. In addition, there is uncertainty as to the application and implementation of China’s value added tax to the Fund’s activities. The Fund reserves the right to establish a reserve for taxes which present uncertainty as to whether they will be assessed, although it currently does not do so. If the Fund establishes such a reserve but is not ultimately subject to these taxes, shareholders who redeemed or sold their shares while the reserve was in place will effectively bear the tax and may not benefit from the later release, if any, of the reserve. Conversely, if the Fund does not establish such a reserve but ultimately is subject to the tax, shareholders who redeemed or sold their shares prior to the tax being withheld, reserved or paid will have effectively avoided the tax. Investors should note that such provision, if any, may be excessive or inadequate to meet actual tax liabilities (which could include interest and penalties) on the Fund’s investments. Any taxes imposed in connection with the Fund’s activities will be borne by the Fund. As a result, investors may be advantaged or disadvantaged depending on the final rules of the relevant tax authorities.

Capital Controls Risk.  Economic conditions, such as volatile currency exchange rates and interest rates, political events and other conditions may, without prior warning, lead to intervention by government actors and the imposition of “capital controls.” Capital controls include the prohibition of, or restrictions on, the ability to transfer currency, securities or other assets. Levies may be placed on profits repatriated by foreign entities (such as the Fund). Although the RMB is not presently freely convertible, rather it is subject to the approval of the State Administration of Foreign Exchange (“SAFE”) and other relevant authorities, repatriations by RQFIIs or through the Stock Connect Programs are currently permitted daily and Chinese authorities have indicated their plans to move to a fully freely convertible RMB. There is no assurance, however, that repatriation restrictions will not be (re-)imposed in the future.

Hong Kong Risk.  The economy of Hong Kong has few natural resources and any fluctuation or shortage in the commodity markets could have a significant adverse effect on the Hong Kong economy. Hong Kong is also heavily dependent on international trade and finance. Additionally, the continuation and success of the current political, economic, legal and social policies of Hong Kong is dependent on and subject to the control of the Chinese government.

Stock Connect Program Risk.  The Stock Connect Programs are subject to daily and aggregate quota limitations, and an investor cannot purchase and sell the same security on the same trading

KraneShares MSCI All China Index ETF | Summary Prospectus

day, which may restrict the Fund’s ability to invest in A-Shares through the Programs and to enter into or exit trades on a timely basis. The Shanghai and Shenzhen markets may be open at a time when the participating exchanges located outside of mainland China are not active, with the result that prices of A-Shares may fluctuate at times when the Fund is unable to add to or exit its positions. Only certain China A-Shares are eligible to be accessed through the Stock Connect Programs. Such securities may lose their eligibility at any time, in which case they could be sold but could no longer be purchased through the Stock Connect Programs. Because the Stock Connect Programs are still evolving, the actual effect on the market for trading A-Shares with the introduction of large numbers of foreign investors is still relatively unknown. Further, regulations or restrictions, such as limitations on redemptions or suspension of trading, may adversely impact the program. There is no guarantee that the participating exchanges will continue to support the Stock Connect Programs in the future.

Investments in China A-Shares may not be covered by the securities investor protection programs of either exchange and, without the protection of such programs, will be subject to the risk of default by the broker. Because of the way in which China A-Shares are held in the Stock Connect Programs, the Fund may not be able to exercise the rights of a shareholder and may be limited in its ability to pursue claims against the issuer of a security, and may suffer losses in the event the depository of the Chinese exchange becomes insolvent.

B-Shares Risk.  The China B-Share market is generally smaller, less liquid and has a smaller issuer base than the China A-Share market. The issuers that compose the B-Share market include a broad range of companies, including companies with large, medium and small capitalizations. Further, the B-Shares market may behave very differently from other portions of the Chinese equity markets, and there may be little to no correlation between the performance of the two.

H-Shares Risk.  H-Shares are foreign securities which, in addition to the risks described herein, are subject to the risk that the Hong Kong stock market may behave very differently from the mainland Chinese stock market. There may be little to no correlation between the performance of the Hong Kong stock market and the mainland Chinese stock market.

N-Shares Risk.  N-Shares are securities of companies with business operations in mainland China and listed on an American stock exchange, such as the NYSE or NASDAQ. Because companies issuing N-Shares have business operations in China, they are subject to certain political and economic risks in China. The American stock market may behave very differently from the mainland Chinese stock market, and there may be little to no correlation between the performance of the two.

P-Chip Companies Risk.  P-Chip companies are often run by the private sector and have a majority of their business operations in mainland China. P-Chip shares are traded in Hong Kong dollars on the Hong Kong Stock Exchange, and may also be traded by foreigners. Because they are traded on the Hong Kong Stock Exchange, P-Chips are also subject to risks similar to those associated with investments in H Shares. They are also subject to risks affecting their jurisdiction of incorporation, including any legal or tax changes.

Red Chip Companies Risk.  Red Chip companies are controlled, either directly or indirectly, by the central, provincial or municipal governments of the PRC. Red Chip shares are traded in Hong Kong dollars on the Hong Kong Stock Exchange and may also be traded by foreigners. Because Red Chip companies are controlled by various PRC governmental authorities, investing in Red Chips involves risks that political changes, social instability, regulatory uncertainty, adverse diplomatic developments, asset expropriation or nationalization, or confiscatory taxation could adversely affect the performance of Red Chip companies. Red Chip companies may be less efficiently run and less profitable than other companies.

KraneShares MSCI All China Index ETF | Summary Prospectus

S-Chip Companies Risk.  The Fund may invest in shares of companies with business operations in mainland China and listed on the Singapore Exchange (“S-Chips”). S-Chip shares are issued by companies incorporated anywhere, but many are registered in Singapore, the British Virgin Islands, the Cayman Islands, or Bermuda. They are subject to risks affecting their jurisdiction of incorporation, including any legal or tax changes. S-Chip companies may or may not be owned at least in part by a Chinese central, provincial or municipal government and be subject to the types of risks that come with such ownership described herein. There may be little or no correlation between the performance of the Singapore stock market and the mainland Chinese stock market.

Equity Securities Risk.  The values of equity securities are subject to factors such as market fluctuations, changes in interest rates and perceived trends in stock prices. Equity securities may be more volatile than other asset classes and are generally subordinate in rank to debt and other securities of the same issuer.

Emerging Markets Risk.  The Fund’s investments in emerging markets are subject to greater risk of loss than investments in developed markets. This is due to, among other things, greater market volatility, greater risk of asset seizures and capital controls, lower trading volume, political and economic instability, greater risk of market shutdown, and more governmental limitations on foreign investments than typically found in developed markets. The economies of emerging markets, and China in particular, may be heavily reliant upon international trade and may suffer disproportionately if international trading declines or is disrupted.

Foreign Securities Risk.  Investments in securities of non-U.S. issuers may be less liquid than investments in U.S. issuers, may have less governmental regulation and oversight, and are typically subject to different investor protection standards than U.S. issuers. Investments in non-U.S. securities entail the risk of loss due to foreign currency fluctuations and political or economic instability. Foreign market trading hours, clearance and settlement procedures, and holiday schedules may limit the Fund’s ability to buy and sell securities. These factors could result in a loss to the Fund.

Geographic Focus Risk.  The Fund’s investments are expected to be focused in a particular country, countries, or region to the same extent as the Underlying Index and therefore the Fund may be susceptible to adverse market, political, regulatory, and geographic events affecting that country, countries or region. Such geographic focus also may subject the Fund to a higher degree of volatility than a more geographically diversified fund.

Currency Risk.  The Fund’s net asset value (“NAV”) is determined on the basis of the U.S. dollar, therefore, the Fund may lose value if the local currency of a foreign market depreciates against the U.S. dollar, even if the local currency value of the Fund’s holdings goes up. Currency exchange rates can be very volatile and can change quickly and unpredictably, which may adversely affect the Fund. The Fund may also be subject to delays in converting or transferring U.S. dollars to foreign currencies for the purpose of purchasing portfolio investments. This may hinder the Fund’s performance, including because any delay could result in the Fund missing an investment opportunity and purchasing securities at a higher price than originally intended, or incurring cash drag.

Concentration Risk.  The Fund’s assets are expected to be concentrated in an industry or group of industries to the extent that the Underlying Index concentrates in a particular industry or group of industries. The securities of companies in an industry or group of industries could react similarly to market developments. Thus, the Fund is subject to loss due to adverse occurrences that affect one industry or group of industries or sector While the Fund’s sector and industry exposure is expected

KraneShares MSCI All China Index ETF | Summary Prospectus

to vary over time based on the composition of the Underlying Index, the Fund is currently subject to the principal risks described below.

Consumer Discretionary Sector Risk.  The success of consumer product manufacturers and retailers is tied closely to the performance of the overall domestic and international economy, interest rates, competition and consumer confidence. Success depends heavily on disposable household income and consumer spending. Changes in demographics and consumer tastes can also affect the demand for, and success of, consumer products in the marketplace.

Financials Sector Risk.  The performance of companies in the financials sector may be adversely impacted by many factors, including, among others, government regulations, economic conditions, credit rating downgrades, changes in interest rates, and decreased liquidity in credit markets. This sector has experienced significant losses in the recent past, and the impact of more stringent capital requirements and of recent or future regulation on any individual financial company or on the sector as a whole cannot be predicted.

ETF Risk.  As an ETF, the Fund is subject to the following risks:

Authorized Participants Concentration Risk. The Fund has a limited number of financial institutions that may act as Authorized Participants. To the extent they cannot or are otherwise unwilling to engage in creation and redemption transactions with the Fund and no other Authorized Participant steps in, shares of the Fund may trade like closed-end fund shares at a significant discount to NAV and may face delisting from the Exchange.

Cash Transactions Risk.  Like other ETFs, the Fund sells and redeems its shares only in large blocks called Creation Units and only to “Authorized Participants.” Unlike many other ETFs, however, the Fund expects to effect its creations and redemptions at least partially or fully for cash, rather than in-kind securities. Thus, an investment in the Fund may be less tax-efficient than an investment in other ETFs as the Fund may recognize a capital gain that it could have avoided by making redemptions in-kind. As a result, the Fund may pay out higher capital gains distributions than ETFs that redeem in-kind. Further, paying redemption proceeds in cash rather than through in-kind delivery of portfolio securities may require the Fund to dispose of or sell portfolio investments to obtain the cash needed to distribute redemption proceeds at an inopportune time.

International Closed Market Trading Risk.  Because substantially all of the Fund’s investments trade in markets that are closed when the Fund and Exchange are open, there are likely to be deviations between current pricing of an underlying security and stale pricing, resulting in the Fund trading at a discount or premium to NAV greater than those incurred by other ETFs.

Premium/Discount Risk.  There may be times when the market price of the Fund’s shares is more than the NAV intra-day (at a premium) or less than the NAV intra-day (at a discount). As a result, shareholders of the Fund may pay more than NAV when purchasing shares and receive less than NAV when selling Fund shares. This risk is heightened in times of market volatility or periods of steep market declines. In such market conditions, market or stop loss orders to sell Fund shares may be executed at prices well below NAV.

Secondary Market Trading Risk.  Investors buying or selling shares in the secondary market will normally pay brokerage commissions, which are often a fixed amount and may be a significant proportional cost for investors buying or selling relatively small amounts of shares. Secondary market trading is subject to bid-ask spreads and trading in Fund shares may be halted by the Exchange because of market conditions or other reasons. If a trading halt occurs, a shareholder may temporarily

KraneShares MSCI All China Index ETF | Summary Prospectus

be unable to purchase or sell shares of the Fund. In addition, although the Fund’s shares are listed on the Exchange, there can be no assurance that an active trading market for shares will develop or be maintained or that the Fund’s shares will continue to be listed.

Small Fund Risk.  The Fund is small and does not yet have a significant number of shares outstanding. Small funds are at greater risk than larger funds of wider bid-ask spreads for its shares, trading at a greater premium or discount to NAV, liquidation and/or a stop to trading.

Liquidity Risk.  The Fund’s investments are subject to liquidity risk, which exists when an investment is or becomes difficult to purchase or sell at a reasonable time and price. If a transaction is particularly large or if the relevant market is or becomes illiquid, it may not be possible to initiate a transaction or liquidate a position, which may cause the Fund to suffer significant losses and difficulties in meeting redemptions. If a number of securities held by the Fund stop trading, it may have a cascading effect and cause the Fund to halt trading. Volatility in market prices will increase the risk of the Fund being subject to a trading halt. The Chinese markets may be subject to extended settlement delays and/or foreign holidays, during which the Fund will unlikely be able to convert holdings to cash.

Mid-Capitalization Company Risk.  Investing in the securities of medium capitalization companies involves greater risk and the possibility of greater price volatility than investing in larger capitalization companies. Since medium-sized companies may have limited operating histories, product lines and financial resources, the securities of these companies may be less liquid and more volatile. They may also be sensitive to (expected) changes in interest rates and earnings.

Large Capitalization Company Risk.  Large capitalization companies may be unable to respond quickly to new competitive challenges and attain the high growth rate of successful smaller companies, especially during extended periods of economic expansion. As such, returns on investments in stocks of large capitalization companies could trail the returns on investments in stocks of small and mid capitalization companies.

Passive Investment Risk.  There is no guarantee that the Underlying Index will create the desired exposure and the Fund is not actively managed. It does not seek to “beat” the Underlying Index or take temporary defensive positions when markets decline. Therefore, the Fund may purchase or hold securities with current or projected underperformance.

Management Risk.  The Fund may not fully replicate the Underlying Index and may hold less than the total number of securities in the Underlying Index. Therefore, the Fund is subject to the risk that the Adviser’s security selection process may not produce the intended results.

Tracking Error Risk.  The Fund’s return may not match or achieve a high degree of correlation with the return of the Underlying Index. This may be due to, among other factors, the Fund holding cash under certain circumstances in lieu of Underlying Index securities, such as when the Fund is subject to delays converting U.S. dollars into a foreign currency to purchase foreign securities and unable to invest in certain components of the Underlying Index due to regulatory constraints, trading suspensions, and legal restrictions imposed by foreign governments. To the extent that the Fund employs a representative sampling strategy or calculates its NAV based on fair value prices and the value of the Underlying Index is based on securities’ closing prices on local foreign markets, the Fund’s ability to track the Underlying Index may be adversely affected.

Market Risk.  The values of the Fund’s holdings could decline generally or could underperform other investments. In addition, there is a risk that policy changes by the U.S. Government, Federal Reserve, and/or other government actors, such as raising interest rates, could cause volatility in global

KraneShares MSCI All China Index ETF | Summary Prospectus

financial markets and negative sentiment, which could result in losses. Market developments may also cause the Fund’s investments to become less liquid and cause the Fund to encounter difficulties in timely honoring redemptions.

High Portfolio Turnover Risk.  The Fund may incur high turnover rates, which may increase the Fund’s brokerage commission costs and negatively impact the Fund’s performance. Such portfolio turnover also may generate net short-term capital gains.

Valuation Risk.  Independent market quotations for certain investments held by the Fund may not be readily available, and such investments may be fair valued or valued by a pricing service at an evaluated price. These valuations involve subjectivity and different market participants may assign different prices to the same investment. As a result, there is a risk that the Fund may not be able to sell an investment at the price assigned to the investment by the Fund. In addition, the securities in which the Fund invests may trade on days that the Fund does not price its shares; as a result, the value of Fund shares may change on days when investors cannot purchase or sell their Fund holdings.

Tax Risk.  In order to qualify for the favorable tax treatment available to regulated investment companies, the Fund must satisfy certain income, asset diversification and distribution requirements each year. The Fund’s investments in issuers whose control persons are not certain creates a risk that tax authorities may retrospectively deem the Fund to have failed the asset diversification requirements. If the Fund were to fail the favorable tax treatment requirements, it would be taxed in the same manner as an ordinary corporation, which would adversely affect its performance.

Depositary Receipts Risk.  The Fund may hold the securities of foreign companies in the form of depositary receipts, including American Depositary Receipts and Global Depositary Receipts. Investing in depositary receipts entails the risks associated with foreign investments, such as fluctuations in foreign currency exchange rates and political and economic risks distinct from those associated with investing in the securities of U.S. issuers. In addition, the value of the securities underlying the depositary receipts may change materially when the U.S. markets are not open for trading, which will affect the value of the depositary receipts.

Derivatives Risk.  The use of derivatives (including swaps, futures, forwards, structured notes and options) involve risks, such as possible default by a counterparty, potential losses if markets do not move as expected, and the potential for greater losses than if these techniques had not been used. Investments in derivatives may expose the Fund to leverage, which may cause the Fund to be more volatile than if it had not been leveraged. By investing in derivatives, the Fund could lose more than the amount it invests; some derivatives can have the potential for unlimited loss. Derivatives may also be subject to valuation risk, which is the risk that valuation sources for the derivative will not be readily available in the market which is especially possible in times of market distress, during which market participants may be reluctant to purchase complex instruments or provide price quotes for them. In addition, derivatives can be difficult or impossible to sell at the time of and at the price desired by the seller.

Investments in Investment Companies Risk.  The Fund may invest in other investment companies, including those that are advised, sponsored or otherwise serviced by Krane and/or its affiliates. The Fund will indirectly be exposed to the risks of investments by such funds and will incur its pro rata share of the underlying fund’s expenses. Additionally, investments in ETFs are subject to ETF Risk. Krane is subject to conflicts of interest in allocating Fund assets to investment companies that are advised, sponsored or otherwise serviced by Krane and/or its affiliates. To the extent that the Fund invests in investment companies or other pooled investment vehicles that are not registered pursuant to the 1940 Act, including foreign investment companies, it will not enjoy the protections of the U.S. law.

KraneShares MSCI All China Index ETF | Summary Prospectus

Securities Lending Risk.  To the extent the Fund lends its securities, it may be subject to the following risks: (1) the securities in which the collateral is invested may not perform sufficiently to cover the return collateral payments owed to borrowers; (2) delays may occur in the recovery of securities from borrowers, which could interfere with the Fund’s ability to vote proxies or to settle transactions; and (3) although borrowers of the Fund’s securities typically provide collateral in the form of cash that is reinvested in securities, there is the risk of possible loss of rights in the collateral should the borrower fail financially.

Cash and Cash Equivalents Risk.  The Fund may hold cash or cash equivalents. Generally, such positions offer less potential for gain than other investments. This is particularly true when the market for other investments in which the Fund may invest is rapidly rising. If the Fund holds cash uninvested it will be subject to the credit risk of the depositing institution holding the cash.

Performance Information

The following bar chart and table illustrate the variability of the Fund’s returns and indicate the risks of investing in the Fund by showing how the Fund’s average annual total returns compare with those of a broad measure of market performance. All returns include the reinvestment of dividends and distributions. As always, please note that the Fund’s past performance (before and after taxes) is not necessarily an indication of how it will perform in the future. In addition: (a) prior to December 1, 2015, a sub-adviser was responsible for day to day portfolio management of the Fund; and (b) prior to August 1, 2018, the Fund sought to provide results that, before fees and expenses, corresponded to the price and yield performance of the FTSE Emerging Incl China Overseas non-R/QFII GDP Weighted Index. Updated performance information is available at no cost by visiting www.kraneshares.com.

Total Annual Returns For Calendar Year Ended December 31

35%
30%
25%
20%
15%
10%
5%
0%
-5%
-10%
-15%
-20%
-25%
-30%
-35%
4.61%
30.35%
-20.71%
2016
2017
2018

As of June 30, 2019, the Fund’s calendar year-to-date total return was 17.79%.

KraneShares MSCI All China Index ETF | Summary Prospectus

Best and Worst Quarter Returns (for the period reflected in the bar chart above)

	Return	Quarter Ended/Year
Highest Return	8.65%	9/30/2017
Lowest Return	-11.15%	12/31/2018

Average Annual Total Returns for the periods ended December 31, 2018

KraneShares MSCI All China Index ETF (previously the KraneShares FTSE Emerging Markets Plus ETF)	1 year	Since Inception (2-12-2015)
Return Before Taxes	-20.71%	-1.73%
Return After Taxes on Distributions	-20.87%	-2.45%
Return After Taxes on Distributions and Sale of Fund Shares	-12.61%	-1.52%
S&P 500 Index (Reflects no deduction for fees, expenses or taxes)	-4.38%	6.99%
Hybrid KALL Index (Net) (Reflects no deduction for fees or expenses)*	-20.66%	-0.84%

*       The Hybrid KALL Index (net) consists of the FTSE Emerging incl. China Overseas non-R/QFII GDP Weighted Index from the inception of the Fund through July 31, 2018, and the MSCI China All Shares Index (net) going forward. The MSCI China All Shares Index (net) reflects the reinvestment of any cash distributions after deduction of any withholding tax using the maximum rate applicable to non-resident institutional investors who do not benefit from double taxation treaties.

Average annual total returns are shown on a before- and after-tax basis for the Fund. After-tax returns for the Fund are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold shares through tax-deferred arrangements, such as 401(k) plans or individual retirement plans.

Management

Investment Adviser

Krane Funds Advisors, LLC serves as the investment adviser to the Fund.

Portfolio Managers

Mark Schlarbaum, Head of Capital Markets at the Adviser, has served as the lead portfolio manager of the Fund since 2015. Jonathan Shelon, Chief Operating Officer of the Adviser, also serves as a portfolio manager of the Fund. Mr. Shelon supports Mr. Schlarbaum and Krane’s investment team for the Fund and has been a portfolio manager of the Fund since 2018. Mr. Schlarbaum will continue to serve as the Fund’s lead portfolio manager.

Purchase and Sale of Fund Shares

Shares may be purchased and redeemed from the Fund only in “Creation Units” of 50,000 shares, or multiples thereof. As a practical matter, only institutions and large investors, such as market makers or other large broker-dealers, purchase or redeem Creation Units. Most investors will buy and sell shares of the Fund on the Exchange. Individual shares can be bought and sold throughout the trading day like other publicly traded securities through a broker-dealer on the Exchange. These transactions do not involve the Fund. The price of an individual Fund share is based on market prices, which may be different from its NAV. As a result, the Fund’s shares may trade at a price greater than the NAV

KraneShares MSCI All China Index ETF | Summary Prospectus

(at a premium) or less than the NAV (at a discount). Most investors will incur customary brokerage commissions and charges when buying or selling shares of the Fund through a broker-dealer.

Tax Information

Fund distributions are generally taxable as ordinary income, qualified dividend income or capital gains (or a combination), unless your investment is in an IRA or other tax-advantaged retirement account, which may be taxable upon withdrawal.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase Fund shares through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your sales person to recommend the Fund over another investment. Ask your sales person or visit your financial intermediary’s website for more information.